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                                                                      EXHIBIT 10




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Annuity Account One of Anchor National Life Insurance Company of our report dated January 31, 2000, relating to the consolidated financial statements of Anchor National Life Insurance Company, and of our report dated March 31, 2000, relating to the financial statements of Variable Annuity Account One, which appear in such Statement of Additional Information, and to the incorporation by reference of our reports into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Statement of Additional Information.






PricewaterhouseCoopers LLP                     /s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 20, 2000